Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
An employee of an affiliate of Goldman Sachs & Co. LLC, a member of the underwriting syndicate of the Company’s IPO, serves on the Company’s board of directors pursuant to the Sixth Amended and Restated Voting Agreement, which provides that holders of a majority of the Company’s common stock issued or issuable upon conversion of its Series C preferred stock have the right to appoint one member to the Company’s board of directors. Prior to the IPO, entities affiliated with Goldman Sachs & Co. LLC owned a majority of the Company’s Series C preferred stock, and these entities continue to hold a majority of the common stock issued upon conversion of the Company’s Series C preferred stock at the closing of the IPO. Upon closing of the IPO on December 17, 2019, the Company paid $4.2 million to Goldman Sachs & Co. LLC for underwriting discounts and commissions.